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                                                  EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration
Statement of Uni-Marts, Inc. on Form S-8 of our report dated December 16, 1998, appearing in the Annual Report on Form 10-K of Uni-Marts, Inc. for the year ended September 30, 1998.



/S/ DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
March 26, 1999